Exhibit 10(a)
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
First Amendment, dated as of May 29, 2020 (this “Amendment”), among ARROW ELECTRONICS, INC., a New York corporation (the “Company”), the SUBSIDIARY BORROWERS party hereto, the several banks and other financial institutions party hereto as Banks, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Company, the Subsidiary Borrowers, the Banks and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of December 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiary Borrowers party thereto, the Banks from time to time party thereto and the Administrative Agent, and the Company has requested that the Credit Agreement be amended as set forth herein; and
WHEREAS, as permitted by subsection 15.1 of the Credit Agreement, the Required Banks and the Administrative Agent are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.
SECTION 2.Amendment to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
        (a) Section 1.1 is hereby amended to add a new defined term “[***] Assets” in the appropriate alphabetical order as follows:
        ““[***] Assets”: any assets and other working capital of the Company and its Subsidiaries that have been funded or financed by [***] (or their financing sources or agents) [***].
        (b) Section 1.1 is hereby amended by replacing the defined term “Total Assets” in its entirety with the following:
         ““Total Assets”: at a particular date, the assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, that all [***] Assets shall be excluded from the calculation of Total Assets.”
(c) The definition of “Indebtedness” in Subsection 1.1 is hereby amended by restating clause (g) of such definition as follows:
         “(g) all Indebtedness (of the type described in clauses (a) through (f) above) of others secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.”
(d) Subsection 12.3(j) is hereby amended by deleting “and” at the end of subclause (ii).
        (e) Subsection 12.3(k) is hereby amended by replacing “.” with “; and”.
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        (f) A new subsection 12.3(l) is hereby added to the Credit Agreement to read as follows:
         “(l) Liens on [***] Assets and proceeds thereof granted in the ordinary course of business in favor of [***] of the Company and its Subsidiaries.”
(g) Subsection 12.7 is hereby deleted in its entirety.
SECTION 3.Conditions to Effectiveness. This Amendment shall become effective on May 29, 2020 (the “Effective Date”) upon satisfaction of each of the following conditions:
(a) The Administrative Agent shall have received executed signature pages hereto from the Company, the Subsidiary Borrowers, the Administrative Agent and the Required Banks.
(b) On and as of the Effective Date, after giving effect to this Amendment, (i) each of the representations and warranties made by the Company and its Subsidiaries in or pursuant to the Credit Documents (other than subsections 9.2 and 9.6) are true and correct in all material respects, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing. The Company’s execution hereof shall be deemed a certification as to the satisfaction of this condition (b).
SECTION 4.Continuing Effect; No Other Amendments or Consents.
(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific sections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Banks’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendment set forth herein, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Company and the other parties hereto acknowledge and agree that this Amendment shall constitute a Credit Document.

SECTION 5.Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including the fees and disbursements of counsel to the Administrative Agent pursuant to the terms of subsection 15.5 of the Credit Agreement.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g., “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic
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Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 7.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ARROW ELECTRONICS, INC.

By:	/s/ Christopher D. Stansbury
Name: Christopher D. Stansbury
Title: Senior Vice President and Chief Financial Officer

ARROW CENTRAL EUROPE GMBH

By:	/s/ Christopher D. Stansbury
Name: Christopher D. Stansbury
Title: Director

ARROW ASIA PAC LIMITED

By:	/s/ Christopher D. Stansbury
Name: Christopher D. Stansbury
Title: Director

COMPONENTS AGENT (CAYMAN) LIMITED

By:	/s/ Christopher D. Stansbury
Name: Christopher D. Stansbury
Title: Director

ARROW ELECTRONICS (C.I.) LIMITED

By:	/s/ Christopher D. Stansbury
Name: Christopher D. Stansbury
Title: Director

B.V. ARROW ELECTRONICS DLC

By:	/s/ Christopher D. Stansbury
Name: Christopher D. Stansbury
Title: Director

[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ John Kowalczuk
Name: John Kowalczuk
Title: Executive Director

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Casey Richardson
Name: Casey Richardson
Title: Vice President

BNP Paribas, as a Bank

By:	/s/ Michael A. Kowalczuk
Name: Michael A. Kowalczuk
Title: Managing Director

BNP Paribas, as a Bank

By:	/s/ Chief Marbumrung
Name: Chief Marbumrung
Title: Vice President

ING Bank N.V., Dublin Branch, as a Bank

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Padraig Matthews
Name: Pádraig Matthews
Title: Director

[Signature Page to First Amendment to Credit Agreement]

Mizuho Bank, Ltd., as a Bank

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

MUFG BANK, LTD., as a Bank

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Jason Rinne
Name: Jason Rinne
Title: Director

Danske Bank A/S, as a Bank

By:	/s/ Jesper Larsen
Name: Jesper Larsen
Title: Senior Loan Manager

By:	/s/ Christian Christensen
Name: Christian Christensen
Title: Attorney in Fact

Goldman Sachs Bank USA, as a Bank

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

HSBC Bank USA, N.A., as a Bank

By:	/s/ David Wagstaff
Name: David Wagstaff
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Karl Thomasma
Name: Karl Thomasma
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Mark H. Halldorson
Name: Mark H. Halldorson
Title: Director

Bank of China, Chicago Branch, as a Bank

By:	/s/ Kai Wu
Name: Kai Wu
Title: SVP

BARCLAYS BANK PLC, as a Bank

By:	/s/ Amir Barash
Name: Amir Barash
Title: Director
Executed in New York

Truist Bank (formerly known as Branch Banking and Trust Company), as a Bank

By:	/s/ Sarah Salmon
Name: Sarah Salmon
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

Santander Bank, N.A., as a Bank

By:	/s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Vice President

By:	/s/ Zara Kamal
Name: Zara Kamal
Title: Vice President

STANDARD CHARETERED, as a Bank

By:	/s/ James Beck
Name: James Beck
Title: Associate Director

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Senior Vice President
[Signature Page to First Amendment to Credit Agreement]